SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2010


                             NORTHERN MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      333-144840              20-8624019
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)        Identification Number)

                                167 Caulder Drive
                        Oakville, Ontario, Canada L6J 4T2
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (905) 248-3277

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).
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As used herein, the terms, "we," "us," "our," and the "Company" refers to
Northern Minerals, Inc., a Nevada corporation, unless otherwise stated.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) RESIGNATION OF LARRY O'DONNELL, C.P.A., P.C.

On October 20, 2010, we were notified of the upcoming retirement of our principal independent accountant, Larry O'Donnell, C.P.A., P.C., however, despite numerous attempts via telephone and e-mail, we were unable to contact Mr. O'Donnell to confirm this with him. On December 15, 2010 Mr. O'Donnell contacted the company and an amendment to the Form 8-K was filed on December 29, 2010.

On December 30, 2010 we were advised by the Securities and Exchange Commission that the Public Company Accounting Oversight Board (PCAOB) had revoked the registration of Larry O'Donnell, C.P.A., P.C., on December 14, 2010.

As Larry O'Donnell, C.P.A., P.C. is no longer registered with the PCAOB; we may no longer include his audit reports in our filings with the Commission. If Larry O'Donnell C.P.A., P.C. audited a year that we are required to include in our filings with the Commission, we will be required to have a firm that is registered with the PCAOB re-audit that year.

LARRY O'DONNELL, C.P.A., P.C. has served as our principal independent accountant from May 6, 2009 through November 8, 2010.

The principal independent accountant's report issued by Larry O'Donnell, C.P.A., P.C. for the year ended March 31, 2010 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles, other than their opinion, based on our lack of operations and our net losses, there was substantial doubt about our ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of that uncertainty.

We are able to report that during the year ended March 31, 2010 through November 8, 2010 there were no disagreements with Larry O'Donnell, C.P.A., P.C., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Larry O'Donnell, C.P.A., P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that he furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not he disagrees with the above statements and he has provided us with a letter that is attached as
Exhibit 16.

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(B) ENGAGEMENT OF MALCOLM L. POLLARD, INC.

On November 8, 2010, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Malcolm L. Pollard, Inc. as its independent registered public accounting firm.

No consultations occurred between the Company and Malcolm L. Pollard, Inc. during the year ended March 31, 2010 and through November 8, 2010 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16. Letter from Larry O'Donnell, C.P.A., P.C. to the U.S. Securities and Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Northern Minerals, Inc.


Date: January 6, 2011                    By: /s/ Damian O'Hara
                                             -----------------------------------
                                             Damian O'Hara, President


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